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                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Enterbank Holdings, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint proxy statement/prospectus.


                                       /s/ KPMG LLP


St. Louis, Missouri
May 10, 2000